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                                                                 EXHIBIT 10.40

                                 AMENDMENT AND CONSENT
                                 ---------------------

     AMENDMENT AND CONSENT, dated as of July 25, 1997 (this "AMENDMENT AND CONSENT"), to the Credit Agreement, dated as of February 14, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").

                                  W I T N E S S E T H:
                                  --------------------

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has formed a new entity ATS Remanufacturing Inc. ("Newco") which is a wholly-owned subsidiary of CRS, Inc., a wholly-owned subsidiary of the Borrower ("CRS");

     WHEREAS, either Newco or CRS intends to purchase (the "ATS ACQUISITION") certain assets of Automatic Transmission Shops Inc. for consideration of approximately $30,700,000, approximately $12,000,000 of which will be payable upon the closing of the ATS Acquisition and up to $18,700,000 of which will be payable over the eight years following such closing;

     WHEREAS, the Credit Agreement provides that acquisitions for consideration in excess of $10,000,000 require the consent of the Required Lenders; and

     WHEREAS, the Borrower has requested that the Required Lenders consent to the ATS Acquisition, and the Required Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the undersigned Lenders and the Agent hereby agree as follows:

     1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

     2. CONSENT UNDER SUBSECTION 8.10(j). Pursuant to subsection 8.10(j), the undersigned Lenders hereby consent to the ATS Acquisition, PROVIDED that (i) the aggregate consideration payable by the Borrower and its Subsidiaries does not exceed $30,700,000, (ii) $12,000,000 of such amount is paid in cash at the closing of the ATS Acquisition, which closing shall not occur later than August 31, 1997, and (iii) additional amounts, consisting of (x) the deferred purchase price, (y) deferred bonus payments and (z) deferred employee payments, payable by the Borrower and its Subsidiaries under the agreements related to the ATS Acquisition do not exceed $18,700,000 in the aggregate.

     3. AMENDMENT OF SUBSECTION 8.2. Subsection 8.2 of the Credit Agreement is hereby amended to insert at the end of subsection 8.2 the following new 8.2(i), with appropriate changes to the punctuation of such subsection to reflect such change:

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     "(i) Indebtedness of the Borrower and its Subsidiaries under the definitive agreements related to the acquisition by ATS Remanufacturing Inc. or CRS, Inc. of certain assets of Automatic Transmission Shops, Inc., as such agreements are in effect on the date of the closing of such transaction, to the extent that obligations thereunder to pay certain deferred consideration and related amounts in an aggregate amount not to exceed $18,700,000 (as reduced, from time to time, pursuant to payments thereof under, or otherwise pursuant to the terms of, the definitive agreements referred to above) constitute Indebtedness."

     4. CONDITIONS TO EFFECTIVENESS. This Amendment and Consent shall become effective upon (i) receipt by the Agent of counterparts hereof duly executed by the Required Lenders and the Borrower, along with the Consent in the form attached hereto executed by each of the Guarantors, (ii) satisfaction of the conditions set forth in the proviso to subsection 8.10(j) and (iii) satisfaction of the requirements of subsections 7.9(b) and 8.16 with respect to Newco.

     5. REPRESENTATIONS. On and as of the date hereof, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and Consent and to the Credit Agreement as affected by this Amendment and Consent.

     6. LIMITED CONSENT. Except as expressly waived and amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment and Consent shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

     7. COUNTERPARTS. This Amendment and Consent may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                       AFTERMARKET TECHNOLOGY CORP.

                                       By:  /s/ Stephen J. Perkins
                                            -------------------------------
                                            Title: President and CEO


                                       THE CHASE MANHATTAN BANK, as
                                       Agent and as a Lender

                                       By:  /s/ Julie S. Long
                                            -------------------------------
                                            Title: Vice President

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                                       WELLS FARGO BANK, NA

                                       By:  /s/ Robert F. Banks
                                            -------------------------------
                                            Title: Vice President

                                       FIRST NATIONAL BANK OF CHICAGO

                                       By:  /s/ Conformed Signature
                                            -------------------------------
                                            Title:

                                       HARRIS TRUST & SAVINGS

                                       By:  /s/ Conformed Signature
                                            -------------------------------
                                            Title:

                                       LASALLE NATIONAL BANK

                                       By:  /s/ Conformed Signature
                                            -------------------------------
                                            Title:

                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION,
                                       D/B/A SEAFIRST BANK

                                       By:  /s/ Conformed Signature
                                            -------------------------------
                                            Title:

                                       FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA

                                       By:  /s/ Mark M. Harden
                                            -------------------------------
                                            Title: Vice President